Vanguard Baillie Gifford Global Positive Impact Stock Fund
Summary Prospectus
 April 4, 2022
Investor Shares
Vanguard Baillie Gifford Global Positive Impact Stock Fund Investor Shares (VBPIX)*
 *The Fund will not be available for purchase until the closing of the reorganization on or about July 18, 2022.
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 4, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks capital appreciation with an emphasis on investing in businesses that deliver positive change by contributing towards a more sustainable and inclusive world.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.55%
12b-1 Distribution Fee	None
Other Expenses[2]	0.04%
Total Annual Fund Operating Expenses	0.59%
1
Management Fees have been restated from amounts incurred by the Baillie Gifford Positive Change Equities Fund in its most recent fiscal year to reflect current fees. The Baillie Gifford Positive Change Equities Fund is the predecessor to the Fund.
2
Other Expenses have been restated from amounts incurred by the Baillie Gifford Positive Change Equities Fund in its most recent fiscal year to reflect estimated current expenses.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the predecessor fund's (defined below) portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that Baillie Gifford Overseas Limited, the Fund’s advisor (Baillie Gifford) determines contribute towards a more sustainable and inclusive world. The Fund seeks to meet its investment objective by investing in a global portfolio of stocks of companies located in a number of countries throughout the world, including in developed, emerging, and frontier markets. The Fund invests in common and preferred stocks directly, such as through trading on local stock markets around the world, and indirectly, such as through depositary receipts. The Fund is not constrained with respect to market capitalization or industry allocation.
The portfolio managers employ a bottom-up approach to stock selection and select companies without being constrained by any benchmark or securities index. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage (or attributes that give a company a favorable business position relative to its competitors), management, financial strength and valuation. In parallel, the portfolio managers assess potential holdings’ contributions to sustainability and inclusiveness, focusing on the ability of companies to deliver positive change in areas including: (1) Social Inclusion and Education, focusing on a more inclusive society and access to and quality of education; (2) Healthcare and Quality of Life, focusing on improving healthcare that affects quality of life; (3) Environment and Resource Needs, focusing on environmental impacts that affect basic resources; and (4) Base of the Pyramid, focusing on addressing the needs of the poorest populations. The portfolio managers assess positive change across these four categories by considering the company’s intent, how its products and services contribute to solving a global challenge, and the company’s business practices. To measure and report on impact, the portfolio managers monitor the progress of each issuer using metrics and/or milestones specific to each company and selected by Baillie Gifford. The portfolio managers pursue an active, positive approach; investment decisions are generally not made on the basis of negative “screening” of companies viewed as socially irresponsible.
The intended outcome is a portfolio of between 25 and 50 growth companies with the potential to outperform the Fund’s benchmark over the long term and which the portfolio managers consider to have core ambitions of delivering a positive change. The process can result in significant exposure to a single country or a small number of countries.
The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically 5-10 years), which results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook.
The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Investment style risk, which is the chance that returns from the types of growth stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap growth stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

The long-term investment approach of the Fund may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few investments. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the instruments of particular issuers as compared with diversified mutual funds.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Impact risk, which is the risk that the Fund may not be successful in assessing and identifying companies that have or will have a positive impact or support a given position. In some circumstances, companies could ultimately have a negative impact, or no impact, on addressing a global challenge, or on environmental, social and/or governance matters.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that country or region. Country/regional risk is especially high in emerging and frontier markets.
• Emerging and frontier markets risk, which is the chance that the stocks of companies located in emerging and frontier markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging and frontier markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Environmental, Social, and Governance (ESG) investing risk, which is the chance that the stocks selected by the advisor based on its ESG criteria generally will underperform the stock market as a whole or that the particular stocks selected by the advisor based on its ESG criteria will, in the aggregate, trail returns of other ESG funds. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The advisor’s assessment of a company may differ from that of other funds advised by the same or a different advisor or of an investor’s assessment of such company. As a result, stocks selected by the advisor may not reflect the beliefs and values of any particular investor. The advisor is dependent on the availability of timely and accurate ESG data being reported by companies to evaluate their ESG criteria.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Baillie Gifford Positive Change Equities Fund (the predecessor fund), the performance predecessor to the Fund, as a result of a reorganization of the predecessor fund into the Fund (the Reorganization). The predecessor fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows how the performance of the Institutional Class shares of the predecessor fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Class and Class K shares of the predecessor fund compare with those of a relevant market index. Keep in mind that the Fund’s (and the predecessor fund’s) past performance (before and after taxes) does not indicate how the Fund will perform in the future.
The predecessor fund’s Class K and Institutional Class shares will be reorganized into Investor shares of the Fund in the Reorganization. The Fund’s Investor shares’ returns will be different from the returns of the predecessor fund as they have different expenses.
Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Baillie Gifford Positive Change Equities Fund

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	40.15%	June 30, 2020
Lowest	-16.32%	December 31, 2018
Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	Since Fund Inception	Fund Inception Date
Baillie Gifford Positive Change Equities Fund			12/14/2017
Institutional Class Returns Before Taxes	9.15%	27.92%
Institutional Class Returns After Taxes on Distributions	7.07%	27.02%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.89%	22.86%
Class K Returns Before Taxes	9.22%	27.98%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
MSCI ACWI Index	19.04%	12.96%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Baillie Gifford Overseas Limited (Baillie Gifford)
Portfolio Managers
Kate Fox, CFA, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Portfolio Manager at Baillie Gifford. She has co-managed the Fund since its inception in 2022 (predecessor fund since 2017).

Lee Qian, CFA, Portfolio Manager at Baillie Gifford. He has co-managed the Fund since its inception in 2022 (predecessor fund since 2017).
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
CFA® is a registered trademark owned by CFA Institute.
Vanguard Baillie Gifford Global Positive Impact Stock Fund Investor Shares—Fund Number V010
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP V010 042022